                                                                   Exhibit 10.18



                             STOCK PLEDGE AGREEMENT

       THIS STOCK PLEDGE AGREEMENT (the "Agreement"), dated as of March 30, 2001, is made and entered into by and among THE KROLL-O'GARA COMPANY, an Ohio corporation (the "Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (together with its successors and assigns the "Collateral Agent"), for the ratable benefit of the Secured Parties, under the Collateral Agency and Intercreditor Agreement dated as of the date hereof amount the Collateral Agent, KEYBANK NATIONAL ASSOCIATION a national banking association, in its individual capacity (together with its successors and assigns, the "Bank") and the holders of the Senior Notes due May 30, 2003 of the Borrower, as the same may be amended and modified from time to time.

       WHEREAS, pursuant to the Collateral Agency and Intercreditor Agreement, certain of the Secured Parties have provided loans and other credit to the Borrower; and

       WHEREAS, as part of the security for such loans and credit, and as required by the Collateral Agency and Intercreditor Agreement, Borrower has agreed to pledge to the Collateral Agent certain of the issued and outstanding capital stock, and all income, interest, dividends, and distributions thereon, replacements and substitutions therefor, and the proceeds thereof, in the following subsidiaries of Borrower: O'GARA-HESS & EISENHARDT ARMORING COMPANY, O'GARA SATELLITE NETWORKS, INC., O'GARA SATELLITE NETWORKS LIMITED (IRISH), O'GARA SATELLITE NETWORKS LIMITED (UK), NEXT DESTINATION LIMITED, O'GARA SECURITY ASSOCIATES, INC., THE O'GARA COMPANY FSC, INC., KROLL HOLDINGS, INC., L.A.M.B. ACQUISITION, INC., L.A.M.B. ACQUISITION II, INC., INPHOTO SURVEILLANCE, INC., LABORATORY SPECIALISTS OF AMERICA, INC., KROLL SCHIFF & ASSOCIATES, INC., SECURIFY, INC., FINANCIAL RESEARCH, INC., KROLL-O'GARA UK LIMITED AND KROLL BACKGROUND AMERICA, INC. (individually, "Subsidiary" and collectively, "Subsidiaries"); and

       WHEREAS, Borrower owns the outstanding capital stock of the Subsidiaries as set forth on SCHEDULE A hereto.

       NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.     DEFINED TERMS.

       1.1 Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Collateral Agency and Intercreditor Agreement. No change or amendment to any defined term contained in the Collateral Agency and Intercreditor Agreement used in this Security Agreement as a defined term shall be effective without the prior written consent of Debtor. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

       1.2 In this Agreement, "Pledged Collateral" means and includes the following: (i) the securities listed on SCHEDULE A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged by Borrower to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations (as hereinafter defined) of the Borrower, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

2.     GRANT OF SECURITY INTERESTS.
       ---------------------------

       2.1 Borrower, to secure on a first priority basis the payment and performance of all Obligations, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in all of the Borrower's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral owned by Borrower, whether now or hereafter existing and wherever located.

       2.2 Upon the execution and delivery of this Agreement, Borrower has delivered to and deposited with the Collateral Agent in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by Borrower.

3. FURTHER ASSURANCES. Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Collateral Agent, Borrower shall execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Collateral Agent may reasonably request, in form reasonably satisfactory to the Collateral Agent, and take such other action which the Collateral Agent may request, to perfect and continue perfected and to create and maintain the first priority status of the Collateral Agent's security interest in (subject only to Permitted Liens) the Pledged Collateral and to fully consummate the transactions contemplated under the Collateral Agency and Intercreditor Agreement, the other Credit Documents and this Agreement. Borrower hereby irrevocably makes, constitutes and appoints the Collateral Agent (and any of the

       Collateral Agent's officers or employees or agents designated by the Collateral Agent) as Borrower's true and lawful attorney with power to sign the name of Borrower on all or any of the Security Documents which the Collateral Agent determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Collateral Agent's security interest in the Pledged Collateral. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid in full.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, as follows:

       4.1 Borrower has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time Borrower acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all liens other than the liens permitted by the other Credit Documents (herein referred to as the "Permitted Liens").

       4.2 The shares of capital stock constituting the Pledged Collateral have been duly authorized and validly issued to Borrower (as set forth on SCHEDULE A hereto), are fully paid and nonassessable and, except as may be set forth on SCHEDULE A hereto, together constitute all of the issued and outstanding capital stock of the Subsidiaries.

       4.3 Except for the Permitted Liens and except with respect to any of the subsidiaries which are organized under the laws of a foreign country, the security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

       4.4 Except with respect to any of the subsidiaries which are organized under the laws of a foreign country, there are no restrictions upon the transfer of the Pledged Collateral, and Borrower has the power and authority and right to transfer the Pledged Collateral owned by Borrower free of any encumbrances and without obtaining the consent of any Person.

       4.5 Except with respect to any of the subsidiaries which are organized under the laws of a foreign country, Borrower has all necessary power to execute, deliver and perform this Agreement.

       4.6 Except as disclosed in the Disclosure Schedule to the Second Amended and Restated Loan Agreement with Bank, there are no actions, suits, or proceedings pending or, to Borrower's best knowledge after due inquiry, threatened against or affecting Borrower with respect to the Pledged Collateral, at law or in equity or before or by any Governmental Authority (as defined in the Credit Documents), and Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect Borrower's performance hereunder.

       4.7 Except with respect to any of the subsidiaries which are organized under the laws of a foreign country, this Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

       4.8 Except with respect to any of the subsidiaries which are organized under the laws of a foreign country, neither the execution and delivery by Borrower of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Governmental Authority to which Borrower is subject or any provision of any agreement, understanding or arrangement to which Borrower is a party or by which Borrower is bound.

5. GENERAL COVENANTS. In addition to any covenants and agreements of Borrower set forth in the other Credit Documents, which are incorporated herein by this reference, Borrower hereby covenants and agrees as follows:

       5.1 Borrower shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; Borrower shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by Borrower, unless such loss is the result of the gross negligence or willful misconduct of the Collateral Agent.

       5.2 Borrower shall appear in and defend any action or proceeding of which Borrower is aware which could reasonably be expected to affect Borrower's title to, or the Collateral Agent's interest in, the Pledged Collateral owned by Borrower and the proceeds thereof; PROVIDED, HOWEVER, that Borrower may settle such actions or proceedings with respect to the Pledged Collateral Borrower owns with the consent of the Collateral Agent, which consent shall not be unreasonably withheld or delayed.

       5.3 Borrower shall keep separate, accurate and complete records of the Pledged Collateral owned by Borrower, disclosing the Collateral Agent's security interest hereunder.

       5.4 Borrower shall comply with all laws applicable to the Pledged Collateral unless such noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Collateral Agent's rights hereunder.

       5.5 Borrower shall pay any and all taxes, duties, fees or imposts of any nature imposed by any state, federal or local authority on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings.

       5.6 Borrower shall permit the Collateral Agent, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral.

       5.7 To the extent, following the date hereof, Borrower acquires capital stock of any Subsidiary or any of the rights, property or securities described in the definition of Pledged Collateral with respect to such Subsidiary, such stock, rights, property or securities shall be, upon such acquisition, pledged to the Collateral Agent, for the benefit of the Secured Parties, and Borrower shall deliver an updated SCHEDULE A hereto to the Collateral Agent.

       5.8 Borrower shall not sell, assign, transfer or otherwise dispose of the Pledged Collateral.

6. OTHER RIGHTS WITH RESPECT TO PLEDGED COLLATERAL. In addition to the other rights with respect to the Pledged Collateral granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Collateral Agent, at its option and at the expense of the Borrower, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral;
       (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Collateral Agent or any Affiliate of the Collateral Agent, on deposit or otherwise, belonging to Borrower, as the Collateral Agent, in its sole discretion, shall determine; and (d) do anything which Borrower is required but fails to do hereunder.

7. ADDITIONAL REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Collateral Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable law, and in addition to its rights under SECTION 6 above and under the other Credit Documents, the following rights and remedies:

       7.1 The Collateral Agent may, after thirty (30) days' advance notice to Borrower, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Borrower agrees that thirty (30) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Borrower recognizes that the Collateral Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.

       7.2 The proceeds of any collection, sale or other disposition of the Pledged Collateral of Borrower, or any part thereof, shall, after the Collateral Agent has made all deductions of expenses, including but not limited to attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Collateral Agent's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

              7.2.1 first, to the Secured Obligations and to reimburse the Collateral Agent for out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Collateral Agent in connection with realizing on the Pledged Collateral or collection of any obligation of Borrower under any of the Credit Documents, including advances made subsequent to an Event of Default by the Collateral Agent or any of the Secured Parties for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including without limitation advances for taxes, insurance, repairs, and the like, and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale of or other realization on, any of the Pledged Collateral, in such order as the Collateral Agent may determine in its discretion; and

              7.2.2  the balance, if any, as required by law.

8. COLLATERAL AGENT'S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Secured Parties in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder and as otherwise provided in the Collateral Agency and Intercreditor Agreement, Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Credit Documents or by law. Borrower waives any right to require the Collateral Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Obligations or to pursue any remedy in the Collateral Agent's power.

10. ASSIGNMENT. All rights of the Collateral Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of Borrower shall bind its successors and assigns; provided, however, Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein.

11. SUBJECT TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT. Any and all rights granted to the Collateral Agent under this Agreement are to be held and exercised by the Collateral Agent pursuant to the terms of the Collateral Agency and Intercreditor Agreement. Any and all obligations hereunder of the parties to this Agreement, and the rights granted to the Collateral Agent hereunder, are created and granted subject to the terms of the Collateral Agency and Intercreditor Agreement.

12. SEVERABILITY. Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

13. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Ohio without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of Ohio.

14. NOTICES. All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth below or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective in the case of telex or facsimile, when received, in the case of hand-delivered notice, when hand delivered, or in the case of telephone when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex.

              The Collateral Agent:

                           KeyBank National Association
                           525 Vine Street
                           Cincinnati, Ohio  45202
                           Attn:  Louis A. Fender
                           Telecopier No.:  (513) 762-8222

                  Borrower:

                           The Kroll O'Gara Company
                           9113 LeSaint Drive
                           Fairfield, Ohio 45014
                           Attn:  General Counsel
                           Telecopier: (513) 874-1262

                                    and

                           The Kroll-O'Gara Company
                           900 3rd Avenue
                           New York, New York 10022
                           Attn:  Chief Financial Officer
                           Telecopier:  212-750-5628


15. SPECIFIC PERFORMANCE. Borrower acknowledges and agrees that, in addition to the other rights of the Collateral Agent hereunder and under the other Credit Documents, because the Collateral Agent's remedies at law for failure of Borrower to comply with the provisions hereof relating to the Collateral Agent's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications Borrower is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which Borrower has appointed the Collateral Agent its attorney-in-fact, and (v) to enforce the Collateral Agent's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, Borrower agrees that each such provision hereof may be specifically enforced.

16. VOTING RIGHTS IN RESPECT OF THE PLEDGED COLLATERAL. So long as no Event of Default shall occur and be continuing under the Collateral Agency and Intercreditor Agreement, Borrower may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Credit Documents; PROVIDED, HOWEVER, that Borrower will not exercise or will refrain from exercising any such right, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral.

17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by Borrower.

       This Agreement may not be amended or supplemented except by a writing signed by the Collateral Agent and Borrower.

18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. DESCRIPTIVE HEADINGS. The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.



         (REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURE PAGE FOLLOWS)

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       KEYBANK NATIONAL ASSOCIATION,
                                       in its capacity as Collateral Agent


                                       By:
                                          --------------------------------------
                                             Louis A. Fender
                                             Senior Vice President



                                       THE KROLL-O'GARA COMPANY


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------

                                   SCHEDULE A
                                       TO
                             STOCK PLEDGE AGREEMENT

                        DESCRIPTION OF PLEDGED COLLATERAL
                        ---------------------------------


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER                               TYPE AND AMOUNT OF OWNERSHIP
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of O'Gara-Hess & Eisenhardt Armoring Company
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of O'Gara Satellite Networks, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  65% ordinary shares of O'Gara Satellite Networks Limited, an Irish
                                          Corporation
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  65% ordinary shares of O'Gara Satellite Networks
                                          Limited, a corporation under the laws of England and Wales
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  65% ordinary shares of Next Destination Limited,
                                          a corporation under the laws of England and Wales
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of O'Gara Security Associates, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  65% ordinary shares of The O'Gara Company FSC, Inc., a Barbados corporation
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Kroll Holdings, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of L.A.M.B. Acquisition, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of L.A.M.B. Acquisition II, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of InPhoto Surveillance, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Laboratory Specialists of America, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Kroll Schiff & Associates, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Securify, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Financial Research, Inc.
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  65% ordinary shares of Kroll-O'Gara UK Limited,
                                          a limited corporation under the laws of England and Wales
---------------------------------------------------------------------------------------------------------------
The Kroll O'Gara Company                  100% common stock of Kroll Background America, Inc.
---------------------------------------------------------------------------------------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, __________________________ does hereby sell, assign and transfer unto _____________________, as Collateral Agent for Secured Parties, ________________ (____) Shares of the Common Capital Stock of O'GARA-HESS & EISENHARDT ARMORING COMPANY, standing in the undersigned's name on the books of such corporation represented by Certificate No. _____________ and does hereby irrevocably constitute and appoint _______________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
-----------------------------------


                                       THE KROLL-O'GARA COMPANY


                                       By:
                                          ---------------------------------
                                       Name: Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ___________________________________ does hereby sell, assign and transfer unto ____________________________________________, as
Collateral Agent for Secured Parties, __________________ (___) Shares of the Common Capital Stock of O'GARA SATELLITE NETWORKS, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. ______________ and does hereby irrevocably constitute and appoint ________________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------

                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ----------------------
                                            Name:  Abram Gordon

In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ________________________ does hereby sell, assign and transfer unto ___________________________________, as Collateral Agent for
Secured Parties, _____________________ (___) Shares of the Ordinary Shares of O'GARA SATELLITE NETWORKS LIMITED, an Irish corporation, standing in the undersigned's name on the books of such corporation represented by Certificate No. __________________ and does hereby irrevocably constitute and appoint __________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ----------------------------------


                                             THE KROLL-O'GARA COMPANY

                                             By:
                                                --------------------------------
                                             Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, __________________________ does hereby sell, assign and transfer unto __________________________________, as Collateral Agent for Secured Parties, _____________________ (____) Shares of the Ordinary Shares of O'GARA SATELLITE NETWORKS LIMITED, a corporation under the laws of England and Wales, standing in the undersigned's name on the books of such corporation represented by Certificate No. ______________ and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                          THE KROLL-O'GARA COMPANY

                                          By:
                                             ------------------------------
                                          Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ___________________________________ does hereby sell, assign and transfer unto _______________________________, as Collateral Agent for Secured Parties, __________________________ (____) Shares of the Ordinary Shares of NEXT DESTINATION LIMITED, standing in the undersigned's name on the books of such corporation represented by Certificate No. _____________________ and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
      -----------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon

In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ____________________________ does hereby sell, assign and transfer unto ______________________________________, as Collateral Agent
for Secured Parties, ___________________ (____) Shares of the Common Capital Stock of O'GARA SECURITY ASSOCIATES, INC. standing in the undersigned's name on the books of such corporation represented by Certificate No. ___________________ and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     -------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, __________________________ does hereby sell, assign and transfer unto ________________________________, as Collateral Agent for Secured Parties, ______________________ (_________) Shares of the Ordinary
Shares of THE O'GARA COMPANY FSC, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. __________________ and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
      -----------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, _____________________________ does hereby sell, assign and transfer unto ______________________________, as Collateral Agent for Secured Parties, ____________________ (_____) Shares of the Common Capital Stock of KROLL HOLDINGS, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. _________________ and does hereby irrevocably constitute and appoint _________________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, _______________________________ does hereby sell, assign and transfer unto _____________________________, as Collateral Agent for Secured Parties, ____________________ (______) Shares of the Common Capital Stock of L.A.M.B. ACQUISITION, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. ____________________ and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, _______________________________ does hereby sell, assign and transfer unto ______________________________, as Collateral Agent for Secured Parties, ____________________ (_______) Shares of the Common Capital Stock of L.A.M.B. ACQUISITION II, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. ___________________ and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ____________________________ does hereby sell, assign and transfer unto ________________________________, as Collateral Agent for Secured Parties, ______________________ (__________) Shares of the Common
Capital Stock of INPHOTO SURVEILLANCE, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. _______________ and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ____________________________ does hereby sell, assign and transfer unto ___________________________________, as Collateral Agent for
Secured Parties, _________________ (________) Shares of the Common Capital Stock of LABORATORY SPECIALISTS OF AMERICA, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. _______________ and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


--------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ______________________________ does hereby sell, assign and transfer unto _________________________________, as Collateral Agent for Secured Parties, __________________ (_________) Shares of the Common Capital Stock of KROLL SCHIFF & ASSOCIATES, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. ___________________ and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
      -----------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, _________________________ does hereby sell, assign and transfer unto ___________________________________, as Collateral Agent for
Secured Parties, ____________________ (__________) Shares of the Common Capital Stock of SECURIFY, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. _______________ and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


------------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

       FOR VALUE RECEIVED, ___________________________ does hereby sell, assign and transfer unto ______________________________, as Collateral Agent for Secured Parties, ____________________ (_____) Shares of the Common Capital Stock of FINANCIAL RESEARCH, INC., standing in the undersigned's name on the books of such corporation represented by Certificate No. and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               --------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto _________________________, as Collateral Agent for Secured Parties, ( _______ ) Shares of the Ordinary Shares of KROLL-O'GARA UK LIMITED standing in the undersigned's name on the books of such corporation represented by Certificate No. _______________ and does hereby irrevocably constitute and appoint ____________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
     ------------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon


In presence of


-----------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED, _______________________________ does hereby sell, assign and transfer unto __________________________________, as Collateral Agent for Secured Parties, _______________________ (__________) Shares of the Common
Capital Stock of KROLL BACKGROUND AMERICA, INC. standing in the undersigned's name on the books of such corporation represented by Certificate NO. ____________________ and does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

       Further under penalties of perjury, the undersigned certifies:

       1. That the number shown on this form is the undersigned's correct taxpayer identification number.

       2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.


Taxpayer Identification #31-1470817

Dated
      -----------------------------


                                            THE KROLL-O'GARA COMPANY

                                            By:
                                               ---------------------------------
                                            Name:  Abram Gordon

In presence of


-----------------------------------